                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 26,1999 relating to the financial statements of EMusic.com Inc., which appears in EMusic.com Inc.'s Registration Statement on Form S-1/A (Registration Number 333-83685) which was filed on August 9, 1999.



/S/ Pricewaterhousecoopers LLP
San Jose, California
September 1, 1999